UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2010

INTERNATIONAL COAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32679	20-2641185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Corporate Centre Drive Scott Depot, West Virginia	25560
(Address of principal executive offices)	(Zip Code)

(304) 760-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Common Stock Offering

On March 10, 2010, International Coal Group, Inc. (the “Company”) entered into an Underwriting Agreement (the “Common Stock Underwriting Agreement”) with UBS Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters (the “Common Stock Underwriters”), relating to the sale of 22,371,365 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), plus up to an additional 3,355,704 shares of Common Stock if the Common Stock Underwriters exercise their 30-day option to purchase additional shares to cover over-allotments, if any, at a public offering price of $4.47 per share. The Common Stock Underwriting Agreement includes the terms and conditions of the offer and sale of the Common Stock, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The transactions contemplated by the Common Stock Underwriting Agreement are expected to close on March 16, 2010. The net proceeds from the Common Stock offering, after deducting the Common Stock Underwriters’ discounts and estimated offering expenses are expected to be approximately $93.75 million (or approximately $107.92 million if the Underwriters exercise their over-allotment option in full).

Convertible Notes Offering

On March 10, 2010, the Company also entered into an Underwriting Agreement (the “Convertible Notes Underwriting Agreement”) with the guarantors party thereto and UBS Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters (the “Convertible Notes Underwriters”), relating to the sale of $100.0 million aggregate principal amount of its 4.00% Convertible Senior Notes due 2017 (the “Convertible Notes”), or a total of $115.0 million aggregate principal amount of Convertible Notes if the Convertible Notes Underwriters exercise their 30-day over-allotment option in full. The Convertible Notes Underwriting Agreement includes the terms and conditions of the offer and sale of the Convertible Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The transactions contemplated by the Convertible Notes Underwriting Agreement are expected to close on March 16, 2010. The Convertible Notes will be issued under an indenture (the “Base Indenture”) to be entered into among the Company, the guarantors party thereto and Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the first supplemental indenture thereto to be entered into among the Company, the guarantors party thereto and the Trustee. The net proceeds from the Convertible Notes offering, after deducting the Convertible Notes Underwriters’ discounts and estimated offering expenses are expected to be approximately $95.75 million (or approximately $110.30 million if the Convertible Notes Underwriters exercise their over-allotment option in full).

The Company intends to use the net proceeds from the Common Stock and Convertible Notes offerings, together with cash on hand, if necessary, to finance the cash tender offer announced on March 8, 2010 to repurchase up to $139.5 million aggregate principal amount of its 9.00% Convertible Senior Notes due 2012. Any excess proceeds from the offerings will be used for general corporate purposes.

Senior Notes Offering

In addition, on March 11, 2010, the Company entered into an Underwriting Agreement (the “Senior Notes Underwriting Agreement”) with the guarantors party thereto and Morgan Stanley & Co. Incorporated and UBS Securities LLC, as representatives of the several underwriters (the “Senior Notes Underwriters”), relating to the sale of $200.0 million aggregate principal amount of its 9.125% Senior Secured Second-Priority Notes due 2018 (the “Senior Notes”). The Senior Notes Underwriting Agreement includes the terms and conditions of the offer and sale of the Senior Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The transactions contemplated by the Senior Notes Underwriting Agreement are expected to close on March 22, 2010. The Senior Notes will be issued under the Base Indenture, as supplemented by the second supplemental indenture thereto to be entered into among the Company, the guarantors party thereto and the Trustee. The Senior Notes will be issued at a price of 99.298% of their principal amount. The net proceeds from the Senior Notes offering, after deducting the Senior Notes Underwriters’ discounts and estimated offering expenses are expected to be approximately $191.8 million.

The Company intends to use the net proceeds from the Senior Notes offering, together with cash on hand, if necessary, to finance the cash tender offer and consent solicitation announced on March 8, 2010 to repurchase up to $175.0 million aggregate principal amount of its 10.25% Senior Notes due 2014. Any excess proceeds from the offering will be used for general corporate purposes.

The Common Stock, Convertible Notes and Senior Notes will each be issued pursuant to an effective shelf registration statement (File No. 333-163813) that was previously filed with the Securities and Exchange Commission and was declared effective on January 15, 2010.

The foregoing descriptions of the terms of the Common Stock Underwriting Agreement, the Convertible Notes Underwriting Agreement and the Senior Notes Underwriting Agreement are qualified in their entirety by reference to the Common Stock Underwriting Agreement, the Convertible Notes Underwriting Agreement and the Senior Notes Underwriting Agreement, which are filed as Exhibits 1.1, 1.2 and 1.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 10, 2010, among International Coal Group, Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC relating to the issuance of Common Stock

1.2	Underwriting Agreement, dated March 10, 2010, among International Coal Group, Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC relating to the issuance of Convertible Notes

1.3	Underwriting Agreement, dated March 11, 2010, among International Coal Group, Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC relating to the issuance of Senior Notes

5.1	Opinion of Jones Day

5.2	Opinion of Jackson Kelly PLLC

5.3	Opinion of Penn, Stuart & Eskridge, P.C.

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Jackson Kelly PLLC (included in Exhibit 5.2)

23.3	Consent of Penn, Stuart & Eskridge, P.C. (included in Exhibit 5.3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL COAL GROUP, INC.

By:	/S/ BRADLEY W. HARRIS
Name:	Bradley W. Harris
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: March 12, 2010

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 10, 2010, among International Coal Group, Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC relating to the issuance of Common Stock

1.2	Underwriting Agreement, dated March 10, 2010, among International Coal Group, Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC relating to the issuance of Convertible Notes

1.3	Underwriting Agreement, dated March 11, 2010, among International Coal Group, Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC relating to the issuance of Senior Notes

5.1	Opinion of Jones Day

5.2	Opinion of Jackson Kelly PLLC

5.3	Opinion of Penn, Stuart & Eskridge, P.C.

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Jackson Kelly PLLC (included in Exhibit 5.2)

23.3	Consent of Penn, Stuart & Eskridge, P.C. (included in Exhibit 5.3)

4